Exhibit 10.4
EXECUTION COPY

AMENDMENT NO. 1
Dated as of April 30, 2014
to
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 23, 2013
    THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 30, 2014 by and among GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (“Parent”), GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”), GGPLP REAL ESTATE 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP RE Pledgor”), GGPLPLLC 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLPLLC Pledgor”), GGPLP L.L.C., a Delaware limited liability company (the “LLC”), GGPLP 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP Pledgor”) and 200 LAFAYETTE, LLC, a Delaware limited liability company (“GGP Lafayette” and, together with the Parent, the Partnership, GGPLP RE Pledgor, GGPLPLLC Pledgor, the LLC and GGPLP Pledgor, being referred to herein, individually or collectively, as the context shall require, as “Borrower” or “Borrowers”), and the other Loan Parties party hereto, the Lenders party hereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), under that certain Third Amended and Restated Credit Agreement, dated as of October 23, 2013, by and among the Borrowers, the Parent, the other Loan Parties party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Lenders (including the Swingline Lender), each Issuing Bank and the Administrative Agent consent to the amendments to, and certain waivers in respect of, the Credit Agreement set forth herein;
WHEREAS, the Borrowers, the other Loan Parties, the Lenders party hereto, the Swingline Lender, each Issuing Bank and the Administrative Agent have agreed to such amendments and waivers on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Loan Parties, the Lenders party hereto, the Swingline Lender, each Issuing Bank and the Administrative Agent, intending to be legally bound, hereby agree as follows:
1.Amendments to the Credit Agreement. Effective as of April 30, 2014, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)    The recitals to the Credit Agreement are amended to delete each reference to “GGP LLC” appearing therein and replace such reference with “GGPLP LLC”.

ACTIVE 200210837v.7

(b)    The definition of “Borrower” and “Borrowers” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“Borrower” and “Borrowers” have the meaning set forth in the introductory paragraph hereof and shall include each Borrower’s respective successors and permitted assigns; provided, that from and after the GGP Lafayette Borrower Addition Date and until the GGP Lafayette Release Date, “Borrower” and “Borrowers” shall be deemed to include GGP Lafayette; provided, further, that (i) GGP Lafayette shall be released as a Borrower upon the GGP Lafayette Release Date and (ii) upon a Borrower Release Date applicable to any Borrower (other than the Parent, the Partnership and GGP Lafayette), such Borrower shall be automatically released from its obligations under the Loan Documents and shall cease to be Borrower hereunder; provided, further, that from and after the Amendment No. 1 Effective Date, “Borrower” and “Borrowers” shall be deemed to include GGP Cumulus and GGP Nimbus.
(c)    The definition of “Existing Credit Agreement” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “GGP LLC” appearing therein and replace such reference with “GGPLP LLC”.
(d)    The definition of “GGP LLC” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“GGP LLC” means GGP, LLC, a Delaware limited liability company.
(e)    The definition of “Parent Guarantors” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
“Parent Guarantors” means, collectively, the Parent, GGP LP II, GGP LLC (successor in interest to GGP, Inc., a Delaware corporation), GGP Real Estate Holding I, Inc., a Delaware corporation, and GGP Real Estate Holding II, Inc., a Delaware corporation.
(f)    Section 1.01 of the Credit Agreement is amended to include the following new definitions alphabetically therein:
“Amendment No. 1 Effective Date” means April 30, 2014.
“GGP Cumulus” means GGP Cumulus, LP, a Delaware limited partnership.
“GGP Nimbus” means GGP Nimbus, LP, a Delaware limited partnership.
“GGPLP LLC” has the meaning set forth in the introductory paragraph hereof and shall include such Person’s successors and permitted assigns.
“Specified Reorganization” shall mean the reorganization of the Loan Parties as set forth on Schedule 1.03, which reorganization shall be consummated and effective after the Amendment No. 1 Effective Date.”
(g)    Section 1.02 of the Credit Agreement is amended to include the following new clause (g) at the end thereof:

(g)    From and after the Amendment No. 1 Effective Date, each of GGP Cumulus and GGP Nimbus shall be a “Borrower” hereunder.
(h)    Schedule 1.03 attached hereto is added to the Credit Agreement as Schedule 1.03 thereunder.
(i)    Article 1 of the Credit Agreement is amended to include the following new Section 1.03 immediately after the end of Section 1.02 thereof:
Section 1.03    Specified Reorganization
After the Amendment No. 1 Effective Date, the Loan Parties will complete a series of transactions which will result in the name changes, formations, contributions, mergers and conversions of certain entities constituting the Specified Reorganization. Notwithstanding anything herein to the contrary, the parties hereto acknowledge and consent to the Specified Reorganization, which is more fully described in Schedule 1.03.
(j)    Section 9.02 of the Credit Agreement is amended to include the following new sentence at the end thereof:
Notwithstanding anything herein to the contrary, the foregoing shall not proscribe any Investment in connection with the Specified Reorganization.
(k)    Section 9.03 of the Credit Agreement is amended to include the following new sentence at the end thereof:
Notwithstanding anything herein to the contrary, the foregoing shall not proscribe any Restricted Junior Payment made in connection with the Specified Reorganization.
(l)    Clause (j) of Section 9.05 of the Credit Agreement is amended and restated in its entirety as follows:
(j)    transactions constituting Restricted Junior Payments permitted under Section 9.03 (including, without limitation, any transactions consummated in connection with the Specified Reorganization);
(m)    Section 9.06 of the Credit Agreement is amended (a) to delete the “and” appearing at the end of clause (v) thereof, (b) to delete the period (“.”) now appearing at the end of clause (vi) thereof and to substitute the following therefor: “; and”; and (c) to insert the following new clause (vii) at the end thereof:
(vii)     provided that GGP LLC shall have become a Guarantor on or prior to the Amendment No. 1 Effective Date, the Specified Reorganization may be consummated.
(n)    Section 9.08 of the Credit Agreement is amended to insert the following immediately prior to the period (“.”) now appearing at the end thereof:
; provided, however, that the Loan Parties may permit any of their respective Subsidiaries to amend any such organizational documents if such amendment is required to effectuate the transactions contemplated by the Specified Reorganization

(o)    It is acknowledged that immediately following the consummation of the Specified Reorganization, (i) GGP Cumulus shall change its name to “GGP Limited Partnership” and (ii) the Partnership shall change its name to “GGP Operating Partnership, LP”.
2.    Waiver. It is acknowledged that the first step of the Specified Reorganization was the dissolution of GGP, Inc. through the merger with and into GGP, LLC (the “Initial Step”) and that the Initial Step occurred prior to the Amendment No. 1 Effective Date. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive any Default or Event of Default arising (if any) under Section 10.01 of the Credit Agreement to the extent of any violation of Section 9.06 of the Credit Agreement or any other provision of the Credit Agreement as a result of the timing of the Initial Step. Such waiver shall be effective only in the specific instance and for the purpose for which given.
3.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)    the Administrative Agent shall have received counterpart signature pages of this Amendment duly executed by the Borrowers, each of the Lenders required pursuant to Section 12.07 of the Credit Agreement, the Swingline Lender, each Issuing Bank and the Administrative Agent;
(b)    the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors (the “Consent and Reaffirmation”);
(c)    the Administrative Agent shall have received (i) counterparts of the Joinder Agreement attached as Exhibit B hereto duly executed by the existing Borrowers, GGP Cumulus, GGP Nimbus and the Administrative Agent (the “Joinder”) and (ii) a joinder to the Guaranty in the form attached thereto duly executed by GGP LLC (the “Guaranty Joinder”);
(d)    the Administrative Agent shall have received the instruments, certificates and documents set forth in Sections 5.01(v) through (x) and (xvii) of the Credit Agreement in respect of GGP Cumulus and GGP Nimbus, each in its capacity as a Borrower, and in respect of GGP LLC, in its capacity as a Guarantor, in each case dated as of the date of this Amendment, all in form and substance reasonably acceptable to the Administrative Agent;
(e)    to the extent any Note shall have been issued to any Lender on or prior to the date of this Amendment, replacement Notes executed by the Borrowers (including GGP Cumulus and GGP Nimbus); provided, however, that (i) such replacement Notes shall not be required unless and until such time as the relevant Lender has returned its original Note to the Administrative Agent (or its counsel) for concurrent cancellation with the issuance of such replacement Note (and the Partnership shall have received confirmation thereof) and (ii) to the extent such Notes have not been returned as described in clause (i), no such replacement Notes shall constitute a condition to the effectiveness of this Amendment; and
(f)    the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates actual reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced prior to the date of this Amendment, the actual reasonable and documented out-of-pocket fees and expenses of one counsel for the Administrative Agent, the Issuing Banks and the Lenders, taken as a whole (and, if necessary, one local counsel in any relevant material jurisdiction to such Persons, taken as a whole)) in connection with this Amendment and the other Loan Documents.
4.    Representations and Warranties of GGP Cumulus, GGP Nimbus and the Borrowers. Each of GGP Cumulus, GGP Nimbus and each Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Parent and the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.
5.    Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as specifically amended by this Amendment and the Consent and Reaffirmation, the Joinder, the Guaranty Joinder, the Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or the Loan Documents, except as otherwise expressly set forth herein.
(d)    Each of this Amendment, the Joinder, the Guaranty Joinder and the Consent and Reaffirmation shall constitute Loan Documents.
6.    Governing Law. This Amendment, and any claim, controversy, dispute or cause of action arising under or related hereto, and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
7.    Headings. The paragraph and section headings in this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

8.    Counterparts. To facilitate execution, this Amendment may be executed in any number of counterparts as may be convenient or requisite (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons requisite to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
GENERAL GROWTH PROPERTIES, INC., as a Borrower

GGP LIMITED PARTNERSHIP, as a Borrower
By: GGP, LLC, its general partner
By: GGP Real Estate Holding II, Inc., its managing member

GGPLP REAL ESTATE 2010 LOAN PLEDGOR
HOLDING, LLC, as a Borrower

GGPLPLLC 2010 LOAN PLEDGOR
HOLDING, LLC, as a Borrower

GGPLP L.L.C., as a Borrower
By: GGP Limited Partnership, its managing
member
By: GGP, LLC, its general partner
By: GGP Real Estate Holding II, Inc., its managing member

GGPLP 2010 LOAN PLEDGOR HOLDING, LLC, as a Borrower

200 LAFAYETTE, LLC, as a Borrower
By: GGPLP Real Estate, Inc., a Delaware corporation, its sole member

By: /s/ Stacie L. Herron .
Name: Stacie L. Herron
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By: /s/ Winita Lau___________________________
Name: Winita Lau
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ J.T. Johnston Coe________________
Name: J.T. Johnston Coe
Title: Managing Director

By: /s/ James Rolison_____________________
Name: James Rolison
Title: Managing Director

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

ROYAL BANK OF CANADA, as a Lender

By: /s/ Brian Gross___________
Name: Brian Gross
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

BANK OF AMERICA, N.A., as a Lender

By: /s/ Cheryl Sneor__________________
Name: Cheryl Sneor
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

BARCLAYS BANK PLC, as a Lender

By: /s/ Noam Azachi___________________
Name: Noam Azachi
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ashwin Ramakrishna____________
Name: Ashwin Ramakrishna
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Nick Zangari_____________________
Name: Nick Zangari
Title: Authorized Signatory

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Dennis Redpath____________________
Name: Dennis Redpath
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Brendan Poe____________________
Name: Brendan Poe
Title: Executive Director

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Lana Gifas___________________
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson________________
Name: Jennifer Anderson
Title: Associate Director

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

CITIBANK, N.A., as a Lender

By: /s/ John C. Rowland______________
Name: John C. Rowland
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

RBS CITIZENS, N.A., as a Lender

By: /s/ Michael C. Browne_________________
Name: Michael C. Browne
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By: /s/ Robyn Zeller__________________________
Name: Robyn Zeller
Title: Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joel Dalson________________________________
Name: Joel Dalson
Title: Senior Vice President

Signature Page to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

EXHIBIT A
CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Third Amended and Restated Credit Agreement dated as of October 23, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among by and among GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (“Parent”), GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”), GGPLP REAL ESTATE 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP RE Pledgor”), GGPLPLLC 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLPLLC Pledgor”), GGPLP L.L.C., a Delaware limited liability company (the “LLC”) and GGPLP 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP Pledgor” and, together with the Parent, the Partnership, GGPLP RE Pledgor, GGPLPLLC Pledgor and the LLC, the “Borrowers”), and the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), which Amendment No. 1 is dated as of April [__], 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Furthermore, each of the undersigned acknowledge and agree that on and after the Amendment No. 1 Effective Date, each of GGP Cumulus and GGP Nimbus shall be a “Borrower” for all purposes of the Credit Agreement, the Guaranty and the other Loan Documents. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may be amended, supplemented, restated or otherwise modified from time to time hereafter.
This Consent and Reaffirmation, and any claim, controversy, dispute or cause of action arising under or related hereto, and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
Dated: April 30, 2014
[Signature Pages Follow]

GENERAL GROWTH PROPERTIES, INC. By: Name: Title:
GGP LIMITED PARTNERSHIP II By: GGP, LLC, its general partner By: GGP Real Estate Holding II, Inc., its managing member By: Name: Title:
GGP, LLC, successor in interest to GGP, Inc. By: GGP Real Estate Holding II, Inc., its managing member By: Name: Title:
GGP REAL ESTATE HOLDING I, INC. By: Name: Title:
GGP REAL ESTATE HOLDING I, INC. By: Name: Title:
GGPLP REAL ESTATE, INC. By: Name: Title: ____________________________

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By:___________________________ Name: Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al.

EXHIBIT B
JOINDER AGREEMENT
JOINDER AGREEMENT dated as of April 30, 2014, among GGP LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”), GGPLP REAL ESTATE 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP RE Pledgor”), GGPLPLLC 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLPLLC Pledgor”), GGPLP L.L.C., a Delaware limited liability company (the “LLC”) and GGPLP 2010 LOAN PLEDGOR HOLDING, LLC, a Delaware limited liability company (“GGPLP Pledgor”), GENERAL GROWTH PROPERTIES, INC., a Delaware corporation (the “Parent”, and, together with the Partnership, GGPLP RE Pledgor, GGPLPLLC Pledgor, the LLC and GGPLP Pledgor, being referred to herein, individually or collectively, as the context shall require, as “Existing Borrower” or “Existing Borrowers”), GGP CUMULUS, LP, a Delaware limited partnership (“GGP Cumulus”), GGP NIMBUS, LP, a Delaware limited partnership (“GGP Nimbus” and collectively with GGP Cumulus, the “New Borrowers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).
Reference is hereby made to the Third Amended and Restated Credit Agreement dated as of October 23, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among by and among the Existing Borrowers and the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Under the Credit Agreement, the Lenders have agreed, pursuant to the terms thereof and subject to the conditions therein set forth, to make Loans to the Existing Borrowers, and the Existing Borrowers desire that each of the New Borrowers become a Borrower. In addition, each New Borrower hereby authorizes the Partnership to act on its behalf as and to the extent provided for in the Credit Agreement.
Each of the Existing Borrowers and New Borrowers represents and warrants that the representations and warranties of the Loan Parties in the Credit Agreement relating to the New Borrowers and this Agreement are true and correct in all material respects on and as of the date hereof, other than representations given as of a particular date, in which case they shall be true and correct in all material respects as of that date, and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. The Existing Borrowers agree that the co-borrower obligations contained in Section 3.11 of the Credit Agreement will apply to the Obligations of each New Borrower in its capacity as a Borrower. Upon execution of this Agreement by each of the Existing Borrowers, the New Borrowers and the Administrative Agent, each New Borrower shall be a party to the Credit Agreement as a “Borrower” for all purposes thereof, and each New Borrower hereby agrees to be bound by all provisions of the Credit Agreement applicable to such New Borrower in its capacity as a Borrower.
This Agreement, and any claim, controversy, dispute or cause of action arising under or related hereto, and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
To facilitate execution, this Agreement may be executed in any number of counterparts as may be convenient or requisite (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons requisite to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.
[Signature Pages Follow]

Signature Page to Joinder Agreement to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

GGP LIMITED PARTNERSHIP
By: GGP, LLC, its general partner
By: GGP Real Estate Holding II, Inc., its managing member

By:
Name:
Title:

GGPLP REAL ESTATE 2010 LOAN PLEDGOR
HOLDING, LLC

By:
Name:
Title:

GGPLPLLC 2010 LOAN PLEDGOR
HOLDING, LLC

By:
Name:
Title:

GGPLP L.L.C.
By: GGP Limited Partnership, its managing
member
By: GGP, LLC, its general partner
By: GGP Real Estate Holding II, Inc., its managing member

By:
Name:
Title:

GGPLP 2010 LOAN PLEDGOR HOLDING, LLC

By:
Name:

Signature Page to Joinder Agreement to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al

Title:

Signature Page to Joinder Agreement to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al

GENERAL GROWTH PROPERTIES, INC.

By:
Name:
Title:

GGP CUMULUS, LP

By: ______________________________
Name:
Title:

GGP NIMBUS, LP

By: ______________________________
Name:
Title:

Signature Page to Joinder Agreement to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:
    Name: ___________________________
    Title: ___________________________

Signature Page to Joinder Agreement to
Third Amended and Restated Credit Agreement dated as of October 23, 2013
GGP Limited Partnership et al